                                                                   Exhibit 10.22


                                                                     EXHIBIT I-2



                  AMENDED AND RESTATED GUARANTOR SECURITY AGREEMENT


     THIS AMENDED AND RESTATED SECURITY AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, the "SECURITY AGREEMENT"), dated as of January 19, 1999, made by B.W. Elliott Manufacturing Co., Inc., a New York corporation, Hudson Lock, Inc., a Delaware corporation, ESP Lock Products Inc., a Delaware corporation, KCI Acquisition Corp., a Delaware corporation, Valley Forge Corporation ("VALLEY FORGE"), a Delaware corporation, Cruising Equipment Company, a Washington corporation, Force 10 Marine Ltd., a corporation organized under the laws of the Province of British Columbia, Gits Manufacturing Company, Inc., an Iowa corporation, Glendinning Marine Products, Inc., a New Jersey corporation, Atlantic Guest, Inc., a Delaware corporation, Heart Interface Corporation, a Washington corporation, Marine Industries Company, a California corporation, Multiplex Technology, Inc., a California corporation, Turner Electric Corporation, an Illinois corporation, VFC Acquisition Company, Inc., a Delaware corporation, and Valley Forge International Corporation (FSC), a corporation organized under the laws of the United States Virgin Islands (each a "Grantor" and, collectively, the "GRANTORS"), in favor of Societe Generale, as agent (together with any successor(s) thereto in such capacity, the "AGENT") for each of the Lender Parties (as defined below).


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

     WHEREAS, pursuant to an Amended and Restated Credit and Guaranty Agreement, dated as of the date hereof (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among Key Components, LLC, a Delaware limited liability company (the "BORROWER"), the Grantors, as Guarantors, the various financial institutions as are, or may from time to time become, parties thereto (collectively, the "LENDERS") and the Agent, the Lenders have extended Commitments to make Credit Extensions to the Borrower; and

     WHEREAS, as a condition precedent to the making of the initial Credit Extensions under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement;

     WHEREAS, each Grantor is a Subsidiary of the Borrower;

     WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

     WHEREAS, it is in the best interests of each Grantor to execute this Security Agreement inasmuch as each Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders pursuant to the Credit Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Credit Extensions (including the initial Credit Extensions) to the Borrower pursuant to the Credit Agreement, each Grantor agrees, for the benefit of each Lender Party, as follows:



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                                      ARTICLE I

                                     DEFINITIONS

     SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "ACQUISITIONS" means (i) the acquisition by Key Components, Inc. ("KEY") of all of the issued and outstanding capital stock of Hudson Lock, Inc. pursuant to an Agreement for the Purchase and Sale of Stock dated as of May 15, 1997 among Key and Jordan Industries, Inc., (ii) the acquisition by Key of all of the issued and outstanding stock of ESP Lock Products, Inc. ("ESP") pursuant to an agreement dated as of December 10, 1997 among Key and certain of ESP's shareholders, (iii) the acquisition by KCI Acquisition Corp. of not less than 90% of the capital stock of Valley Forge in the Tender Offer and (iv) the merger of KCI Acquisition Corp. into Valley Forge pursuant to the terms of the Merger Agreement.

     "AGENT" is defined in the PREAMBLE.

     "BORROWER" is defined in the FIRST RECITAL.

     "COLLATERAL" is defined in SECTION 2.1.

     "COLLATERAL ACCOUNT" is defined in SECTION 4.1.2(C).

     "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" means:

          (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware now owned or hereafter acquired by the Grantors;

          (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by any Grantor, designed for use on the computers and electronic data processing hardware described in CLAUSE (A) above;

          (c) all firmware associated therewith now owned or hereafter acquired by the Grantors;

          (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding CLAUSES (A) through (C) above; and

          (e) all rights of the Grantors with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     "COPYRIGHT COLLATERAL" means all copyrights and all semi-conductor chip product mask works of any Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of such Grantor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works referred to in ITEM A of SCHEDULE IV attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses,


                                        I-2-2
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including each copyright and mask work license referred to in ITEM B of SCHEDULE
IV attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

     "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "EQUIPMENT" is defined in CLAUSE (A) of SECTION 2.1.

     "FORMATION" means the formation of Key Components Finance Corp. and the Borrower in April, 1998 and the transfer by Key to the Borrower of all of Key's ownership interests in the Grantor.

     "GRANTOR" and "GRANTORS" are defined in the PREAMBLE.

     "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

     "INVENTORY" is defined in CLAUSE (B) of SECTION 2.1

     "LENDER" and "LENDERS" are defined in the FIRST RECITAL.

     "LENDER PARTY" means, as the context may require, any Lender or the Agent and each of its respective successors, transferees and assigns.

     "MERGER AGREEMENT" means the Agreement and Plan of Merger, dated as of December 2, 1998, among Valley Forge, the Borrower and KCI Acquisition Corp, as amended, supplemented, restated or otherwise modified from time to time.

     "PATENT COLLATERAL" means:

          (a) all letters patent and applications for letters patent throughout the world of the Grantors, including all patent applications in preparation for filing anywhere in the world of the Grantors and including each patent and patent application referred to in ITEM A of SCHEDULE II attached hereto;

          (b) all patent licenses in favor of each Grantor, including each patent license referred to in ITEM B of SCHEDULE II attached hereto;

          (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSES (A) and (B) above; and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right of each Grantor to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of SCHEDULE II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of SCHEDULE II attached hereto, and all rights corresponding thereto throughout the world.

     "RECEIVABLES" is defined in CLAUSE (C) of SECTION 2.1.

     "RELATED CONTRACTS" is defined in CLAUSE (C) of SECTION 2.1.


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     "ROLLING STOCK" means all railcars, barges and other water carrier equipment, and all accessions, appurtenances and parts installed on and additions thereto and replacements thereof hereafter acquired by any Grantor.

     "SECURED OBLIGATIONS" is defined in SECTION 2.2.

     "SECURITY AGREEMENT" is defined in the PREAMBLE.

     "TENDER OFFER" means the tender by KCI Acquisition Corp. for all of the capital stock of Valley Forge, pursuant to the Offer to Purchase for Cash All Outstanding Shares of Valley Forge Corporation, dated December 9, 1998.

     "TRADEMARK COLLATERAL" means:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of each Grantor (all of the foregoing items in this CLAUSE (A) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications of each Grantor in the United States Patent and Trademark Office or in any office or agency of the United States of America or any state thereof or any foreign country, including those referred to in ITEM A of SCHEDULE III attached hereto;

          (b) all Trademark licenses in favor of each Grantor, including each Trademark license referred to in ITEM B of SCHEDULE III attached hereto;

          (c) all reissues, extensions or renewals of any of the items described in CLAUSES (A) and (B) above;

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (A) and (B) above; and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license of each Grantor, including any Trademark, Trademark registration or Trademark license referred to in ITEM A or ITEM B of
     SCHEDULE III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     "TRADE SECRETS COLLATERAL" means common law and statutory trade secrets and all other confidential or proprietary or useful information of each Grantor and all know-how obtained by each Grantor or used by each Grantor in the business of any Grantor (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in SCHEDULE V attached hereto, and including the right of each Grantor to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     "U.C.C." means the Uniform Commercial Code, as in effect in the State of New York.


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     SECTION 1.2.  CREDIT AGREEMENT DEFINITIONS.  Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or in the Credit Agreement or unless the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.


                                      ARTICLE II

                                  SECURITY INTEREST

     SECTION 2.1. GRANT OF SECURITY. Each Grantor hereby assigns and pledges to the Agent for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Agent for its benefit and the ratable benefit of each of the Lender Parties a security interest in, all of such Grantor's right, title and interest in, to and under the following property, whether now or hereafter existing or acquired (the "COLLATERAL"):

          (a) all equipment in all of its forms of such Grantor, wherever located, including Rolling Stock (but excluding all motor vehicles, trucks and trailers), and all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor (any and all of the foregoing being the "EQUIPMENT");

          (b) all inventory in all of its forms of such Grantor, wherever located, including

               (i) all merchandise, goods and other personal property which are held for sale or lease, all raw materials and work in process therefor (including, without limitation, tobacco and tobacco related products), finished goods thereof, and materials used or consumed in the manufacture or production thereof,

               (ii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and

               (iii) all goods which are returned to or repossessed by such Grantor,

     and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "INVENTORY");

          (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles of such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "RECEIVABLES", and any and all such security agreements, guaranties, leases and other contracts being the "RELATED CONTRACTS");

          (d) all Intellectual Property Collateral of such Grantor;

          (e) all books, records, writings, data bases, information and other property of each Grantor relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing in this SECTION 2.1;


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          (f) all of such Grantor's other property and rights of every kind and description and interests therein; and

          (g) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in CLAUSES (A),
     (B), (C), (D), (E) and (F) above, proceeds deposited from time to time in the Collateral Account and in any lockboxes of such Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

     SECTION 2.2. SECURITY FOR SECURED OBLIGATIONS. This Security Agreement secures the prompt payment in full of all amounts payable by the Borrower and each other Obligor under or in connection with the Credit Agreement, the Notes, each Rate Protection Agreement with a Lender Party and each other Loan Document, whether for principal, interest, costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the "SECURED OBLIGATIONS").

     SECTION 2.3. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Security Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until the indefeasible payment in full in cash of all Secured Obligations and the expiration or termination of all Commitments,

          (b) be binding upon each Grantor, its successors, transferees and assigns, and

          (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each other Lender Party.

Without limiting the generality of the foregoing CLAUSE (C), any Lender may, to the extent permitted pursuant to Section 11.11.1 of the Credit Agreement, assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement. Upon the indefeasible payment in cash in full of all Secured Obligations and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination of Collateral, the Agent will, at each Grantor's sole expense, deliver to such Grantor, without any representations, warranties or recourse of any kind whatsoever, such documents as such Grantor shall reasonably request to evidence such termination.

     SECTION 2.4. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding

          (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

          (b) the exercise by the Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

          (c) neither the Agent nor any other Lender Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent or any other Lender Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


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     SECTION 2.5.  SECURITY INTEREST ABSOLUTE.  All rights of the Agent and the security interests granted to the Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of

          (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document;

          (b) the failure of any Lender Party or any holder of any Note

               (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations of the Borrower or any other Obligor;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation;

          (d) any reduction, limitation, impairment or termination of any Secured Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, or unenforceability of, or any other event or occurrence affecting, any Secured Obligation or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

          (f) any addition, exchange, release, surrender, impairment or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

     SECTION 2.6. POSTPONEMENT OF SUBROGATION, ETC. None of the Grantors will exercise any rights which it may acquire by way of rights of subrogation under this Security Agreement, by any payment made hereunder or otherwise, until the prior payment, in full and in cash, of all Secured Obligations. Any amount paid to any Grantor on account of any such subrogation rights prior to the payment in full of all Secured Obligations shall be held in trust for the benefit of the Lender Parties and each holder of a Note and shall immediately be paid to the Agent and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; PROVIDED, HOWEVER, that if

          (a) any Grantor has made payment to the Lender Parties and each holder of a Note of all or any part of the Secured Obligations, and

          (b) all Secured Obligations have been indefeasibly paid in full and all Commitments have been permanently terminated,

each Lender Party and each holder of a Note agrees that, at such Grantor's request, the Agent, on behalf of the Lender Parties and the holders of the Notes, will execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such


                                        I-2-7
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Grantor of an interest in the Secured Obligations resulting from such payment by such Grantor. In furtherance of the foregoing, for so long as any Secured Obligations or Commitments remain outstanding, each Grantor shall refrain from taking any action or commencing any proceeding against the Borrower (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Lender Party or any holder of a Note.


                                     ARTICLE III

                            REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants unto each Lender Party as set forth in this Article.

     SECTION 3.1.1. LOCATION OF COLLATERAL, ETC. All of the Equipment and Inventory of each Grantor are located at the places specified in ITEM A, ITEM B and ITEM C, respectively, of SCHEDULE I hereto. None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in ITEM A and ITEM B, respectively, of SCHEDULE I hereto. The principal place of business and chief executive office of each Grantor are located at the address as set forth in Schedule III of the Credit Agreement. The offices where each Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address as set forth in
Schedule III of the Credit Agreement. None of the Grantors has trade names. None of the Grantors has been known by any legal name different from the one set forth on the signature page hereto, nor has any Grantor been the subject of any merger or other corporate reorganization except the Acquisitions and the Formation. If the Collateral includes any Inventory located in the State of California, none of the Grantors is a "retail merchant" within the meaning of
Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. None of the Receivables is evidenced by a promissory note or other instrument.

     SECTION 3.1.2. OWNERSHIP, NO LIENS, ETC. Each Grantor owns the Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other similar instrument in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Security Agreement.

     SECTION 3.1.3. POSSESSION AND CONTROL. Each Grantor has exclusive possession and control of the Equipment and Inventory.

     SECTION 3.1.4. NEGOTIABLE DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. Each Grantor has, contemporaneously herewith, delivered to the Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by such Grantor (duly endorsed in blank, if requested by the Agent).

     SECTION 3.1.5. VALIDITY, ETC. The Liens intended to be created by this Security Agreement constitute valid first priority security interests in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     SECTION 3.1.6. AUTHORIZATION, APPROVAL, ETC. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than U.C.C. Filings) is required either

          (a) for the grant by any Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by such Grantor, or


                                        I-2-8

          (b) for the perfection of or the exercise by the Agent of its rights and remedies hereunder.

     SECTION 3.1.7. COMPLIANCE WITH LAWS. Each Grantor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which would reasonably be expected to materially adversely affect the condition (financial or otherwise), operations, business, assets or liabilities of such Grantor.

     SECTION 3.1.8. DUE EXECUTION, VALIDITY, ETC. The execution, delivery and performance by each Grantor of this Security Agreement does not contravene or result in a default under such Grantor's Organic Documents or contravene or result in a default under any material contractual restriction, material Lien or governmental regulation or court decree or order binding on such Grantor. This Security Agreement has been duly executed and delivered on behalf of each Grantor and constitutes the legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor's right generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law). In addition, each representation and warranty of each Grantor contained in each Loan Document to which it is a party is true and correct in all material respects.


                                      ARTICLE IV

                                      COVENANTS

     SECTION 4.1. CERTAIN COVENANTS. Each Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid or any Lender shall have any outstanding Commitment, such Grantor will, unless the Required Lenders shall otherwise consent in writing, perform the obligations set forth in this Section.

     SECTION 4.1.1. AS TO EQUIPMENT AND INVENTORY. Each Grantor hereby agrees that it shall

          (a) keep all the material Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in SECTION 3.1.1 or, upon 30 days' prior written notice to the Agent, at such other places in a jurisdiction where all representations and warranties set forth in ARTICLE III shall be true and correct in all material respects, and all action required pursuant to the FIRST SENTENCE of SECTION 4.1.7 shall have been taken with respect to the material Equipment and Inventory;

          (b) cause all material Equipment to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and make or cause to be made all material repairs, replacements, and other improvements in connection therewith which are reasonably necessary or desirable to such end; and promptly furnish to the Agent a statement respecting any loss or damage to any of the material Equipment; and

          (c) pay, before the same shall become delinquent, all property and other taxes, assessments and governmental charges or levies imposed upon, and all material claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

     SECTION 4.1.2. AS TO RECEIVABLES. (a) Each Grantor shall keep its place(s) of business and chief executive office at the address as set forth on
Schedule III of the Credit Agreement; shall keep the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, located at the address as set forth on Schedule III of the Credit Agreement or, in each case, upon 30 days' prior


                                        I-2-9
written notice to the Agent, at such other locations in a jurisdiction where all representatives and warranties set forth in ARTICLE IV are true and correct and all material actions required by the FIRST SENTENCE of SECTION 4.1.7 shall have been taken with respect to the Receivables; not change its name except upon 30 days' prior written notice to the Agent; hold and preserve such records and chattel paper; and permit representatives of the Agent at any time upon reasonable advance notice and during normal business hours to inspect and make abstracts from such records and chattel paper.

     (b)Each Grantor will direct all obligors under any Receivables to make all payments to one or more bank accounts. Each such bank account will be maintained only if the relevant bank has agreed (by no later than 30 days after the Effective Date) in writing to remit the balance from time to time in the account to the Agent upon notice from the Agent that any Default is continuing. No funds, other than proceeds of Collateral, will be paid to any such bank account. None of the Grantors will open any new bank accounts or terminate any existing bank accounts, except upon 10 days' prior written notice to the Agent.

     (c) All proceeds of Collateral received by any Grantor shall be delivered in kind to the Agent for deposit to a deposit account (the "COLLATERAL ACCOUNT") of such Grantor maintained with the Agent, and such Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Agent and the other Lender Parties until delivery thereof is made to the Agent. No funds, other than proceeds of Collateral, will be deposited in the Collateral Account.

     (d) The Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or payable upon demand, or to the payment of any Secured Obligations at any time that an Event of Default shall exist. Subject to the rights of the Agent, each Grantor shall have the right, with respect to and to the extent of collected funds in the Collateral Account, (i) as long as there shall be no Default, to require the Agent to transfer to such Grantor's general demand deposit account at the Agent any or all of such collected funds and (ii) as long as there shall be a Default and after giving effect to any exercise by the Agent of its rights,
(A) to require the Agent to transfer to such Grantor's general demand deposit account at the Agent amounts required to cover checks drawn against that account which shall have been presented for payment at the Agent as of the preceding business day and all wire transfers which such Grantor has directed to be made on the current business day, to the extent such checks and wire transfers are for any purpose which does not violate any provision of any Loan Document and
(B) to require the Agent to purchase any Cash Equivalent Investment, provided that, in the case of certificated securities, the Agent will retain possession thereof as Collateral and, in the case of uncertificated securities, the Agent will take such actions, including registration of such securities in its name, as it shall determine is necessary to perfect its security interest therein.
The Agent may at any time transfer to any Grantor's general demand deposit account at the Agent any or all of the collected funds in the Collateral Account; PROVIDED, HOWEVER, that any such transfer shall not be deemed to be a waiver or modification of any of the Agent's rights under this SECTION 4.1.2(D).

     SECTION 4.1.3. AS TO COLLATERAL. (a) Until such time (during the continuance of an Event of Default) as the Agent shall notify any Grantor of the revocation of the power and authority granted by this SECTION 4.1.3(A), such Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Agent may reasonably request or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Agent, however, may (subject to Section 7.2.6 of the Credit Agreement), at any time during the continuance of an Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any


                                        I-2-10
part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Agent, each Grantor will (subject to Section 7.2.6 of the Credit Agreement), at its own expense, notify any parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder.

     (b) The Agent is authorized, during the Continuation of an Event of Default, to endorse, in the name of any Grantor, any item, howsoever received by the Agent, representing any payment on or other proceeds of any of the Collateral.

     (c) None of the Grantors will change its Federal Employer Identification Number unless such Grantor notifies Agent of any change in writing at least 30 days prior to the date of such change and executes such additional security agreements and financing statements as may be reasonably requested by the Agent.

     SECTION 4.1.4. AS TO INTELLECTUAL PROPERTY COLLATERAL. (a) None of the Grantors shall, unless such Grantor shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Patent Collateral is not of material economic value to such Grantor, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

     (b) None of the Grantors shall permit any of its licensees to, unless such Grantor shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Trademark Collateral is not of material economic value to such Grantor,

          (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the material Trademark Collateral in full force free from any claim of abandonment for non-use,

          (ii) fail to maintain as in the past, in all material respects, the quality of products and services offered under all of the Trademark Collateral,

          (iii) fail to employ all of the material Trademark
     Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration,

          (iv) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the material Trademark Collateral,

          (v) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the material Trademark Collateral has been made, and

          (vi) do or permit any act or knowingly omit to do any act whereby any of the material Trademark Collateral would reasonably be expected to lapse or become invalid or unenforceable.

     (c) None of the Grantors shall, unless such Grantor shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is not of material economic value to such Grantor, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral would reasonably be expected to lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

     (d) Each Grantor shall notify the Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral would reasonably be expected to become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any material adverse determination or development (including the institution of, or any such


                                        I-2-11
determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any of the material Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

     (e) In no event shall any Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Agent, and upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest for the benefit of the Lenders in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

     (f) Each Grantor shall take all commercially reasonable steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, any material Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing CLAUSES (A), (B) and (C)).

     SECTION 4.1.5. INSURANCE. Each Grantor will maintain or cause to be maintained with responsible and reputable insurance carriers licensed to write insurance, insurance with respect to the Equipment and Inventory against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon the request of the Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by such Grantor in accordance with this Section. Without limiting the foregoing, each Grantor further agrees as follows:

          (a) Each policy for property insurance shall show the Agent as loss payee.

          (b) Each policy for liability insurance shall show the Agent as an additional insured.

          (c) With respect to each life insurance policy, each Grantor shall execute and deliver to the Agent a collateral assignment, notice of which has been acknowledged in writing by the insurer.

          (d) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Agent by the insured.

          (e) Each Grantor shall, if so requested by the Agent, deliver to the Agent a copy of each insurance policy.

          (f) All payments in respect of property insurance and life insurance shall be paid to each Grantor.

     SECTION 4.1.6.  TRANSFERS AND OTHER LIENS.  None of the Grantors shall:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement; or

          (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.


                                        I-2-12

     SECTION 4.1.7. FURTHER ASSURANCES, ETC. Each Grantor agrees that, from time to time at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will

          (a) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

          (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent;

          (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Agent hereby; and

          (d) furnish to the Agent, from time to time at the Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


                                      ARTICLE V

                                      THE AGENT

     SECTION 5.1. AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (A) above;



                                        I-2-13

          (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral; and

          (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to SECTION 4.1.7).

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. AGENT MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor pursuant to SECTION 6.2.

     SECTION 5.3.  AGENT HAS NO DUTY.  In addition to, and not in limitation of,
SECTION 2.5, the powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. REASONABLE CARE. The Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; PROVIDED, HOWEVER, that the Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                      ARTICLE VI

                                       REMEDIES

     SECTION 6.1. CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

               (i) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties; and

               (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery (without assumption of any credit risk), and upon such other terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale


                                        I-2-14
          from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to SECTION 6.2) in whole or in part by the Agent for the ratable benefit of the Lender Parties against, all or any part of the Secured Obligations in the following order:

               (i) FIRST, to payment of the expenses of such sale or other realization including reasonable compensation to the Agent and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent is to be reimbursed pursuant to Section 11.3 of the Credit Agreement or SECTION 6.2 hereof and unpaid fees owing to the Agent under the Credit Agreement;

               (ii) SECOND, to the ratable payment of accrued but unpaid interest under the Credit Agreement, the Term Loans and the Revolving Loans;

               (iii) THIRD, to the ratable payment of unpaid principal of the Term Loans under the Credit Agreement;

               (iv) FOURTH, to the ratable payment of the unpaid principal amount of the Revolving Loans and all other amounts payable by the Obligors under the Credit Agreement; and

               (v) FIFTH, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full.

The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to each Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 6.2. INDEMNITY AND EXPENSES. (a) Each Grantor agrees to indemnify the Agent and the other Lender Parties from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or wilful misconduct.

     (b) Each Grantor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with

          (i) the administration of this Security Agreement,

          (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

          (iii) the exercise or enforcement of any of the rights of the Agent or the other Lender Parties hereunder, or

          (iv) the failure by any Grantor to perform or observe any of the provisions hereof.


                                        I-2-15

                                     ARTICLE VII

                               MISCELLANEOUS PROVISIONS

     SECTION 7.1. LOAN DOCUMENT. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 7.2. AMENDMENTS; ETC. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent (acting with the requisite consent of the Lenders as provided in the Credit Agreement) and each Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.3. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and, if to any Grantor, mailed, telecopied or delivered to it, addressed to it at the address as set forth on Schedule III of the Credit Agreement, if to the Agent, mailed or delivered to it, addressed to it at the address of the Agent as specified in the Credit Agreement, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. Any notice, if mailed and properly addressed and sent return receipt requested with postage prepaid, shall be deemed given three Business Days after posting; any notice, if sent by prepaid overnight express shall be deemed delivered on the next Business Day; any notice, if transmitted by telecopier, shall be deemed given when sent, with confirmation of receipt; and any notice, if transmitted by hand, shall be deemed received when delivered.

     SECTION 7.4. SECTION CAPTIONS. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

     SECTION 7.5. SEVERABILITY. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     SECTION 7.6. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7.7. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR EACH GRANTOR MAY BE BROUGHT AND MAINTAINED IN ANY UNITED STATES FEDERAL OR NEW YORK STATE COURTS SITTING IN THE CITY OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR HEREBY EXPRESSLY AND


                                        I-2-16

IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURTS SITTING IN THE CITY OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

     SECTION 7.8. WAIVER OF JURY TRIAL. THE LENDER PARTIES AND EACH GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR SUCH GRANTOR. EACH GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT. IN NO EVENT SHALL ANY LENDER PARTY BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY.




                                        I-2-17

     IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                   GRANTORS:

                                   B.W. ELLIOTT MANUFACTURING CO., INC.



                                   By:
                                      ------------------------------------
                                      Title:


                                   HUDSON LOCK, INC.



                                   By:
                                      ------------------------------------
                                      Title:


                                   ESP LOCK PRODUCTS INC.



                                   By:
                                      ------------------------------------
                                      Title:


                                   KCI ACQUISITION CORP.



                                   By:
                                      ------------------------------------
                                      Title:


                                   VALLEY FORGE CORPORATION



                                   By:
                                      ------------------------------------
                                      Title:


                                   CRUISING EQUIPMENT COMPANY



                                   By:
                                      ------------------------------------
                                      Title:


                                        I-2-18

                                   FORCE 10 MARINE LTD.



                                   By:
                                      ------------------------------------
                                      Title:


                                   GITS MANUFACTURING COMPANY, INC.



                                   By:
                                      ------------------------------------
                                      Title:


                                   GLENDINNING MARINE PRODUCTS, INC.



                                   By:
                                      ------------------------------------
                                      Title:


                                   ATLANTIC GUEST, INC.



                                   By:
                                      ------------------------------------
                                      Title:


                                   HEART INTERFACE CORPORATION



                                   By:
                                      ------------------------------------
                                      Title:


                                   MARINE INDUSTRIES COMPANY



                                   By:
                                      ------------------------------------
                                      Title:


                                        I-2-19

                                   MULTIPLEX TECHNOLOGY, INC.



                                   By:
                                      ------------------------------------
                                      Title:



                                   TURNER ELECTRIC CORPORATION



                                   By:
                                      ------------------------------------
                                      Title:


                                   VFC ACQUISITION COMPANY, INC.



                                   By:
                                      ------------------------------------
                                      Title:


                                   VALLEY FORGE INTERNATIONAL CORPORATION (FSC)



                                   By:
                                      ------------------------------------
                                      Title:




                                        I-2-20

                                   AGENT:

                                   SOCIETE GENERALE,
                                     as Agent


                                   By:
                                      ------------------------------------
                                      Title:

                                                                 SCHEDULE I
                                                                     to
                                                              Security Agreement





Item A.  LOCATION OF EQUIPMENT


Item B.  LOCATION OF INVENTORY


Item C.  LOCATION OF BANK ACCOUNT



Bank Name and Address             Account Number          Contact Person
---------------------             --------------          --------------

                                                                 SCHEDULE II
                                                                     to
                                                              Security Agreement




Item A.  PATENTS


                                    ISSUED PATENTS

COUNTRY        PATENT NO.    PATENT DATE     INVENTOR(S)     TITLE




                             PENDING PATENT APPLICATIONS

COUNTRY        PATENT NO.    PATENT DATE     INVENTOR(S)     TITLE




                          PATENT APPLICATIONS IN PREPARATION

                EXPECTED
COUNTRY        DOCKET NO.       FILING DATE       INVENTOR(S)     TITLE





Item B.  PATENT LICENSES


 COUNTRY OR                              EFFECTIVE   EXPIRATION    SUBJECT
 TERRITORY      LICENSOR     LICENSEE      DATE         DATE        MATTER

                                                                 SCHEDULE III
                                                                      to
                                                              Security Agreement

Item A.  TRADEMARKS

--------------------- -----------------       -------------       -----------
Registration No.      Registration Date       Serial Number       Filing Date
--------------------- -----------------       -------------       -----------

--------------------- -----------------       -------------       -----------



Item B.  TRADEMARK LICENSES

                                                                  SCHEDULE IV
                                                                      to
                                                              Security Agreement

Item A.  COPYRIGHTS/MASK WORKS





Item B.  COPYRIGHT/MASK WORK LICENSES

                                                                  SCHEDULE V
                                                                     to
                                                              Security Agreement


                          TRADE SECRET OR KNOW-HOW LICENSES